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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 10, 2001
                                                         -----------------


                                 MATRITECH, INC.
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
     ----------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

              1-12128                                4-2985132
     ------------------------------       ---------------------------------
     (Commission File Number)             (IRS Employer Identification No.)


               330 NEVADA STREET, NEWTON, MASSACHUSETTS 02160 USA
     ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (617) 928-0820
     ----------------------------------------------------------------------




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ITEM 5.  OTHER EVENTS.
         ------------

         Matritech, Inc. (the "Company") issued a press release on December 10, 2001 announcing that at the New Discoveries in Prostate Cancer Biology and Treatment meeting, hosted by the American Association for Cancer Research, it presented results that its Matritech NMP48(TM) prostate cancer blood test correctly identified men with benign prostate disease as negative for prostate cancer, providing more specific diagnoses than the prostate-specific antigen
(PSA) test.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

          (c)      EXHIBITS

          99.1     Matritech, Inc. press release, dated December 10, 2001.








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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized, in the City of Newton, Commonwealth of Massachusetts, on this 11th day of December, 2001.




                               MATRITECH, INC.


                               By:      /s/ Stephen D. Chubb
                                        -----------------------------------
                                        Name:    Stephen D. Chubb
                                        Title:   Chief Executive Officer



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                                  EXHIBIT INDEX

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                                                                                         PAGE NUMBER
                                                                                       IN SEQUENTIALLY
        EXHIBIT NUMBER                             DESCRIPTION                          NUMBERED COPY
        --------------                             -----------                         ---------------
             99.1                 Matritech, Inc. press release dated                         5
                                  December 10, 2001

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